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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549



                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               November 22, 1996


                      EAST TEXAS FINANCIAL SERVICES, INC.
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            (Exact name of Registrant as specified in its Charter)



    DELAWARE                        0-24848                         75-2559089
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(State or other               (Commission File No.)               (IRS Employer
jurisdiction of                                                   Identification
 incorporation                                                        Number)



1200 SOUTH BECKHAM AVENUE, TYLER, TEXAS                              75701-3319
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On November 22, 1996, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings for the fiscal year ended September 30, 1996.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits

     The exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.



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EXHIBIT                                                               SEQUENTIAL
NUMBER                       DESCRIPTION                               PAGE NO.
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 99         Press release, published on November 22, 1996.                 6



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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  November 22, 1996                        By: /s/ GERALD W. FREE
                                                    ------------------
                                                    Gerald W. Free
                                                    President and
                                                    Chief Executive Officer